SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                              THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):   March 5, 2001
                                                 ...............................

                                  VIALOG CORPORATION
 ................................................................................
                (Exact name of registrant as specified in its charter)


       Massachusetts                001-15527                 04-3305282
 ............................   ....................   ..........................
      (State or other              (Commission             (I.R.S. Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)



                                   32 Crosby Drive
                             Bedford, Massachusetts 01730
 ................................................................................
                       (Address of principal executive offices)



Registrant's telephone number, including area code  (781) 761-6200
                                                  ..............................



 ................................................................................
            (Former name or former address, if changed since last report.)

Item 5.  Other Events
---------------------

      On March 5, 2001, the Registrant issued for publication the press release attached as Exhibit 99.1 announcing the Registrant's financial results for the fourth quarter and full year of 2000, and for January 2001.

      On March 5, 2001, the Registrant hosted a conference call to discuss the Registrant's financial results and related business matters. A copy of the transcript of the conference call is attached as Exhibit 99.2. A copy of the slide presentation presented via webcast in conjunction with the conference call is attached as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits
------------------------------------------

      (c)   Exhibits

            99.1 Press Release dated March 5, 2001 announcing Vialog's financial results for the fourth quarter and full year of 2000, and for January 2001.

            99.2 Transcript of conference call hosted by Registrant on March 5, 2001.

            99.3 Slide presentation presented via webcast in conjunction with the March 5, 2001 conference call.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                          VIALOG CORPORATION


Date:  March 5, 2001                      By:  /s/  Kim A. Mayyasi
                                               --------------------------------
                                               President & CEO

                                  EXHIBIT INDEX
                                  -------------

          Exhibit
          -------
            99.1 Press Release dated March 5, 2001 announcing Vialog's financial results for the fourth quarter and full year of 2000, and for January 2001.

            99.2 Transcript of conference call hosted by Registrant on March 5, 2001.

            99.3 Slide presentation presented via webcast in conjunction with the March 5, 2001 conference call.